Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
December 31, 1999



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              6.7005%



        Excess Protection Level
          3 Month Average  5.47%
          December, 1999  4.51%
          November, 1999  5.80%
          October, 1999  6.10%


        Cash Yield                                  19.14%


        Investor Charge Offs                        5.04%


        Base Rate                                   9.59%


        Over 30 Day Delinquency                     4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $49,947,826,881.37


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $5,671,007,362.88